EXHIBIT 99.1

NIKE, INC.
Schedule of Reclassified Operating Segment Data - Divisional Revenues1, 2
(Unaudited)

	1st Quarter				2nd Quarter				3rd Quarter				4th Quarter				Full Year
(Amounts in millions)	FY09	FY08	% Change	% Change Excluding Currency Changes3	FY09	FY08	% Change	% Change Excluding Currency Changes3	FY09	FY08	% Change	% Change Excluding Currency Changes3	FY09	FY08	% Change	% Change Excluding Currency Changes3	FY09	FY08	% Change	% Change Excluding Currency Changes3

North America

Footwear	1,267.8	1,163.8	9%	9%	1,018.9	1,010.2	1%	1%	1,198.2	1,120.0	7%	8%	1,209.0	1,182.6	2%	3%	4,693.9	4,476.6	5%	5%
Apparel	486.9	449.1	8%	8%	469.9	478.9	-2%	-2%	386.5	424.7	-9%	-8%	397.0	469.4	-15%	-14%	1,740.3	1,822.1	-4%	-4%
Equipment	102.8	102.5	0%	0%	73.6	88.6	-17%	-17%	77.9	80.6	-3%	-6%	89.8	90.1	0%	0%	344.1	361.8	-5%	-5%

Total	1,857.5	1,715.4	8%	8%	1,562.4	1,577.7	-1%	-1%	1,662.6	1,625.3	2%	3%	1,695.8	1,742.1	-3%	-2%	6,778.3	6,660.5	2%	2%

Western Europe

Footwear	749.5	626.7	20%	4%	512.8	498.7	3%	0%	532.5	606.9	-12%	-2%	589.9	678.3	-13%	3%	2,384.7	2,410.6	-1%	1%
Apparel	494.8	455.8	9%	-5%	379.8	365.3	4%	1%	302.4	371.0	-18%	-9%	285.7	392.6	-27%	-14%	1,462.7	1,584.7	-8%	-7%
Equipment	104.7	94.4	11%	-3%	71.3	73.9	-4%	-6%	54.5	74.6	-27%	-18%	61.2	81.8	-25%	-11%	291.7	324.7	-10%	-9%

Total	1,349.0	1,176.9	15%	0%	963.9	937.9	3%	0%	889.4	1,052.5	-15%	-6%	936.8	1,152.7	-19%	-4%	4,139.1	4,320.0	-4%	-2%

Central and Eastern Europe

Footwear	233.0	165.2	41%	25%	175.5	147.9	19%	17%	161.2	178.0	-9%	5%	182.3	211.0	-14%	7%	752.0	702.1	7%	13%
Apparel	154.9	111.1	39%	25%	141.8	120.6	18%	14%	112.7	128.4	-12%	-1%	98.2	138.5	-29%	-14%	507.6	498.6	2%	5%
Equipment	41.9	27.9	50%	32%	25.0	21.2	18%	14%	22.6	27.6	-18%	-5%	24.1	31.8	-24%	-7%	113.6	108.5	5%	8%

Total	429.8	304.2	41%	26%	342.3	289.7	18%	16%	296.5	334.0	-11%	2%	304.6	381.3	-20%	-2%	1,373.2	1,309.2	5%	9%

Greater China

Footwear	262.2	160.4	63%	49%	211.1	165.6	27%	17%	249.8	210.6	19%	12%	216.8	201.5	8%	5%	939.9	738.1	27%	20%
Apparel	199.8	125.5	59%	45%	182.1	128.0	42%	31%	142.6	126.9	12%	6%	175.1	161.0	9%	6%	699.6	541.4	29%	21%
Equipment	34.4	20.6	67%	53%	25.1	16.5	52%	40%	22.5	18.3	23%	17%	21.8	18.7	17%	15%	103.8	74.1	40%	32%

Total	496.4	306.5	62%	48%	418.3	310.1	35%	24%	414.9	355.8	17%	10%	413.7	381.2	9%	6%	1,743.3	1,353.6	29%	21%

Japan

Footwear	93.4	79.2	18%	3%	98.0	80.8	21%	11%	109.2	89.7	22%	2%	129.5	123.8	5%	-2%	430.1	373.5	15%	3%
Apparel	72.2	58.8	23%	7%	108.5	95.4	14%	3%	95.4	82.1	16%	-3%	120.7	115.1	5%	-2%	396.8	351.4	13%	1%
Equipment	20.8	21.2	-2%	-15%	20.7	18.1	14%	4%	25.5	25.1	2%	-15%	32.0	33.1	-3%	-10%	99.0	97.5	2%	-10%

Total	186.4	159.2	17%	2%	227.2	194.3	17%	6%	230.1	196.9	17%	-2%	282.2	272.0	4%	-3%	925.9	822.4	13%	1%

Emerging Markets

Footwear	296.1	247.0	20%	16%	329.7	275.2	20%	25%	230.9	248.8	-7%	15%	249.4	259.7	-4%	22%	1,106.1	1,030.7	7%	20%
Apparel	117.6	93.5	26%	23%	134.4	121.5	11%	18%	90.1	101.8	-11%	13%	95.6	119.0	-20%	4%	437.7	435.8	0%	14%
Equipment	44.1	39.6	11%	8%	47.4	43.4	9%	14%	34.1	41.9	-19%	3%	32.6	38.9	-16%	6%	158.2	163.8	-3%	8%

Total	457.8	380.1	20%	17%	511.5	440.1	16%	22%	355.1	392.5	-10%	13%	377.6	417.6	-10%	16%	1,702.0	1,630.3	4%	17%

Global Brand Divisions4	22.2	31.3	-29%	-31%	16.0	27.1	-41%	-38%	12.6	24.7	-49%	-38%	44.5	34.8	28%	52%	95.3	117.9	-19%	-9%

Total NIKE Brand	4,799.1	4,073.6	18%	10%	4,041.6	3,776.9	7%	6%	3,861.2	3,981.7	-3%	2%	4,055.2	4,381.7	-7%	0%	16,757.1	16,213.9	3%	4%

Other Businesses5	633.1	581.5	9%	8%	548.5	562.6	-3%	-2%	579.6	562.7	3%	5%	657.8	706.3	-7%	-3%	2,419.0	2,413.1	0%	2%

Total NIKE, Inc. Revenues	5,432.2	4,655.1	17%	10%	4,590.1	4,339.5	6%	5%	4,440.8	4,544.4	-2%	2%	4,713.0	5,088.0	-7%	0%	19,176.1	18,627.0	3%	4%

Total NIKE Brand
Footwear	2,902.0	2,442.3	19%	12%	2,346.0	2,178.4	8%	7%	2,481.8	2,454.0	1%	6%	2,576.9	2,656.9	-3%	5%	10,306.7	9,731.6	6%	7%
Apparel	1,526.2	1,293.8	18%	9%	1,416.5	1,309.7	8%	6%	1,129.7	1,234.9	-9%	-4%	1,172.3	1,395.6	-16%	-9%	5,244.7	5,234.0	0%	0%
Equipment	348.7	306.2	14%	6%	263.1	261.7	1%	-1%	237.1	268.1	-12%	-7%	261.5	294.4	-11%	-3%	1,110.4	1,130.4	-2%	-1%
Global Brand Divisions4	22.2	31.3	-29%	-31%	16.0	27.1	-41%	-38%	12.6	24.7	-49%	-38%	44.5	34.8	28%	52%	95.3	117.9	-19%	-9%

1 Reclassified operating segment data reflects changes in the Company's operating structure which became effective June 1, 2009.

2 Certain prior year amounts have been reclassified to conform to fiscal year 2010 presentation.  These changes had no impact on previously reported consolidated results of operations or shareholders' equity.

3 Fiscal 2009 results have been restated using fiscal 2008 exchange rates for the comparative period to enhance the visibility of the underlying business trends excluding the impact of foreign currency exchange rate fluctuations.

4 Global Brand Divisions revenues primarily represent revenues from NIKE Brand licensing businesses that are not part of a geographic operating segment.

5 Other businesses represent activities of Cole Haan, Converse, Exeter Brands Group (whose primary business was the Starter brand business which was sold on December 17, 2007), Hurley, NIKE Bauer Hockey (through April 16, 2008), NIKE Golf, and Umbro (beginning March 3, 2008).